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                                 PROMISSORY NOTE

$977,249,74                                     Midway Chevrolet, Inc.
                                                Amarillo, Texas
                                                December 15, 1989

For value received, the undersigned borrower (sometimes hereinafter referred to as "Maker") promises to pay to the order of GENERAL MOTORS ACCEPTANCE CORPORATION (sometimes hereinafter referred to as "Payee") at its office at 3501
S. Georgia, Amarillo, Texas 79109, the principal sum of Nine Hundred Seventy-seven Thousand Two Hundred Forty-nine and 74/100 Dollars ($977,249.74), or so much thereof as may be advanced from time to time hereunder, in 59 successive monthly installments of Five Thousand Four Hundred Seventy-two and no/100 Dollars ($5,472.00) each, together with interest on the amount of unpaid principal at the rate set forth below, commencing on February 1, 1990, and on the same day of each month thereafter, and a final successive installment of all principal and interest unpaid on January 1, 1995. All payments made shall be applied first to accrued interest, with the balance, if any, to principal.

The rate of interest will be one and one-quarter percent (1.25%) above the prime rate (as hereinafter defined). Such prime rate as of the date of this promissory note is 10.50. Upon each increase or decrease hereafter in the prime rate, the rate of interest shall be increased or decreased by the same amounts as the increase or decrease in the prime rate, effective on the first day of the calendar month following each change in the prime rate. In no event shall the interest provided for herein exceed the maximum permitted by law, which the parties recognize may change from time to time.

The term 'prime rate' shall mean the 'prime' or 'base' rate of interest announced from time to time by a majority of the twelve largest commercial banks operating in the United States as their rate for computing interest on loans to borrowers of the highest credit standing. Notwithstanding the foregoing, for the purposes of determining the prime rate of interest under this promissory note, the prime rate shall be considered to be 6% if the prime rate established by said banks at any time is a figure which is less than 6% per annum.

If at any time the rate of interest then in effect under the preceding paragraphs exceeds the maximum legal rate of interest, the interest payable hereunder shall thereafter be the maximum legal rate of interest until such time as the aggregate interest paid equals the aggregate interest that would otherwise have been payable pursuant to the preceding paragraphs.

Interest shall accrue from the date of advance up to but excluding the date of repayment of such loan. If the loan proceeds are advanced on a date other than the first day of any month, the computation of interest from and including the date of advance up to but excluding the first day of the next month (the "Initial Period") shall be calculated by dividing the actual number of days in the Initial Period by the total number of days in the month of such advance, multiplying the quotient thereof by the quotient resulting from the division of the annual interest rate by twelve, and multiplying the resulting product thereof by the unpaid principal balance. Computation of interest due on each monthly payment after any Initial Period shall be calculated by dividing the annual interest rate by twelve and multiplying the quotient thereof by the unpaid principal balance. Computation of interest due for any irregular period occurring as a result of prepayment, shall be calculated in the same manner as the initial period.

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Maker shall have the right at any time and from time to time upon at least two business days prior notice to Payee to prepay this loan in whole or in part in an aggregate principal amount of not less than 10% of the remaining principal balance; provided, however, that in the event of any such prepayment, Maker shall pay a prepayment premium, subject to any limitation imposed by law, in the following amounts: (i) three percent (3%) of the principal balance prepaid if at the time of prepayment the remaining term is over 36 months but less than 60 months; and (ii) two percent (2%) of the principal balance prepaid if at the time of prepayment the remaining term is over 12 months but less than 37 months. There is no prepayment premium if at the time of prepayment the remaining term is 12 months or less. Any prepayment premium will be waived by Payee if such prepayment is paid with the proceeds of insurance covering casualty losses to the collateral pledged hereunder, if such prepayment is the result of a bona fide sale of the dealership, or if the loan is terminated by Payee. All prepayments shall include the prepayment premium (if applicable) as well as all interest accrued on the amount being prepaid to the date of payment.

The holder hereof shall have the right, at its option, to declare the whole amount remaining unpaid to be forthwith due and payable if the undersigned defaults in the payment of any installment of principal or interest on this note when the same shall become due and payable, or if the undersigned or the dealership with which the undersigned is associated or affiliated defaults in the performance of any agreement or condition contained in the Loan Application and Agreement executed by the undersigned, dated September 30, 1989, and such default shall be continuing at the time of such declaration.

Each maker, surety, endorser, and guarantor hereof severally expressly waives all notices, demands for payment, presentations for payment, notices of intention to accelerate the maturity, notice of acceleration of maturity, protest, and notice of protest. The Maker further agrees, if this note is placed in the hands of an attorney for collection, to pay reasonable attorneys' fees as permitted by law.

It is expressly stipulated and agreed to be the intent of the Maker and Payee at all times to comply with the applicable Texas law governing the maximum rate or amount of interest payable on or in connection with this Note and the Loan (or applicable United States federal law to the extent that it permits the Payee to contract for, charge, take, reserve of receive a greater amount of interest than under Texas law). If the applicable law is ever judicially interpreted so as to render usurious any amount called for under this Note or under the other security documents, or contracted for, charged, taken, reserved or received with respect to the Loan, or if acceleration of the maturity of this Note or if any prepayment by Maker results in Maker having paid any interest in excess of that permitted by law, then it is Maker's and Payee's express intent that all excess amounts theretofore collected by Payee be credited on the principal balance of this Note (or, if this Note has been or would thereby be paid in full, refunded to Maker), and the provisions of this Note and the other security documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder. The right to accelerate maturity of this Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Payee does not intend to collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to Payee for the use, forbearance or detention of the indebtedness evidenced hereby shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full

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term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the applicable usury ceiling. To the extent that Texas law determines the Maximum Rate, the Maximum Rate shall be determined by utilizing the Indicated (Weekly) ceiling from time to time in effect pursuant to Tex. Rev. Civ. Stat. art. 5069-1.04, as amended. In no event shall the provisions of Chapter 15 of the Texas Credit Code (Tex. Rev. Civ. Stat. art. 5069-15.01, et seq.) be applicable to the loan evidenced hereby. As used herein, the term "Maximum Rate" shall mean the maximum non-usurious rate of interest which may be lawfully contracted for, charged, taken, reserved or received by Payee from Maker in connection with the loan evidenced hereby under applicable Texas law (or applicable United States federal law to the extent that it permits Payee to contract for, charge, take, reserve or receive a greater amount of interest than under Texas law).

This note is in renewal and extension, but not in extinguishment, of that one certain promissory note dated February 4, 1988, executed by Yarbrough Chevrolet, Inc. and payable to the order GMAC, in the principal sum of $650,000.

Payment Guaranteed:                  BORROWER(S):

                                     MIDWAY CHEVROLET, INC.

                                 By: /s/Billy A. Gilliland
                                     -----------------------------
                                     Billy A. Gilliland, President

                                        Address: Route 3, Box 786
                                        Rockwell Road and Canyon
                                        Expressway
                                        Amarillo, Texas 79105

Accepted:

General Motors Acceptance
  Corporation

By: /s/ F.W. Audgins        Asst. Treas/Br. Mgr.
    --------------------------------------------
    (Signature)                      (Title)

Date 12/15/89
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